SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549


                              FORM 8-K


                           CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934


                    Date of Report:  May 2, 1995


                    READING & BATES CORPORATION
       (Exact name of registrant as specified in its charter)


      Delaware              1-5587              73-0642271
   ---------------        ----------         ----------------
  (State or other        (Commission        (I.R.S. Employer
   jurisdiction of       File Number)       Identification No.)
   incorporation)

          901 Threadneedle, Suite 200, Houston, TX   77079
       (Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code  (713) 496-5000


  Item 7. Financial Statements and Exhibits

         (c)  Exhibits

               Exhibit 99  -    Press Release dated May 1, 1995 -
                                Announcing  resignation   of  Mr.
                                Willem Cordia  and appointment of
                                Mr. M.A.E. Laqueur  to the  Board
                                of Directors.


                             SIGNATURE


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                READING & BATES CORPORATION


                                By /s/T. W. Nagle
                                   -----------------------
                                   T. W. Nagle
                                   Vice President & Chief
                                   Financial Officer

  Dated:  May 2, 1995